Exhibit 10.47
RELEASE, REAFFIRMATION AND ASSUMPTION AGREEMENT
This Release, Reaffirmation and Assumption Agreement, dated as of April 2, 2015 (this “Agreement”), is made by (i) ColFin Industrial Holdings, LLC, a Delaware limited liability company (“Industrial Holdings”), (ii) CFI NNN Littleton, LLC, a Delaware limited liability company (“NNN Littleton”), (iii) ColFin Cobalt GP, LLC, a Delaware limited liability company (“Cobalt GP”), (iv) ColFin Cobalt General Partner, LLC, a Delaware limited liability company (“Cobalt General Partner”), (v) CFI NNN International Holdings, LLC, a Delaware limited liability company (“NNN International Holdings”), (vi) CFI Safe Holdings A, LLC, a Delaware limited liability company (“Safe Holdings A”), (vii) CFI Safe Holdings B, LLC, a Delaware limited liability company (“Safe Holdings B”), (viii) CFI Safe Holdings C, LLC, a Delaware limited liability company (“Safe Holdings C”), (ix) ColFin Falcon Funding 2, LLC, a Delaware limited liability company (“Falcon Funding”), (x) ColFin BAM Funding 2, LLC, a Delaware limited liability company, (“BAM Funding”), (xi) Colony Mortgage Sub B, LLC, a Delaware limited liability company (“Mortgage Sub B”, and together with Industrial Holdings, NNN Littleton, Cobalt GP, Cobalt General Partner, NNN International Holdings, Safe Holdings A, Safe Holdings B, Safe Holdings C, Falcon Funding and BAM Funding, the “Additional Grantors”), (xii) ColFin WAC Funding, LLC, a Delaware limited liability company, (xiii) CFI Shadow Investor, LLC, a Delaware limited liability company, (xiv) CFI Hearthstone Investor, LLC, a Delaware limited liability company, (xv) ColFin JIH Funding, LLC, a Delaware limited liability company, (xvi) CFI FCDC Holdco, LLC, a Delaware limited liability company, (xvii) CFI Milestone North Holdco, LLC a Delaware limited liability company, (xviii) CFI 2011 CRE Holdco, LLC, a Delaware limited liability company, (xix) CFI 2011-2 CRE Holdco, LLC, a Delaware limited liability company, (xx) CFI 2012 CRE ADC Holdco, LLC, a Delaware limited liability company, (xxi) CC RE Holdco Corporation, LLC (f/k/a CFI Hunt TRS Investor, LLC), a Delaware limited liability company, (xxii) CFI Inland Investor, LLC, a Delaware limited liability company, (xxiii) CFI DB Holding, LLC, a Delaware limited liability company, (xxiv) CFI CSFR Investor, LLC, a Delaware limited liability company, (xxv) CFI Bulls TRS Investor, LLC, a Delaware limited liability company, (xxvi) CFI Bow TRS Investor, LLC, a Delaware limited liability company, (xxvii) CFI BMO II TRS Investor, LLC, a Delaware limited liability, (xxviii) ColFin Multifamily Funding, LLC, a Delaware limited liability company, (xxix) CC Holdco Corporation, LLC (f/k/a CFI TRS, LLC), a Delaware limited liability company, (xxx) Colony Financial Holdings, LLC (f/k/a Colony Financial QRS, LLC), a Delaware limited liability company, (xxxi) CFI JIH TRS, LLC, a Delaware limited liability company, (xxxii) ColFin 2011 ADC Holding, LLC, a Delaware limited liability company, (xxxiii) CFI 2013 CRE ADC Holdco, LLC, a Delaware limited liability company, (xxxiv) Colony Mortgage Capital, LLC, a Delaware limited liability company, (xxxv) CFI Hawaii Investor, LLC, a Delaware limited liability company, (xxxvi) CFI Frenchgate Holding, LLC, a Delaware limited liability company, (xxxvii) ColFin Lake Ranch Funding, LLC, a Delaware limited liability company, (xxxviii) ColFin Lake Ranch Investor, LLC, a Delaware limited liability company, (xxxix) CFI Penn Funding, LLC, a Delaware limited liability company, (xl) ColFin 560 Seventh Funding, LLC, a Delaware limited liability company, (xli) ColFin Mission Funding, LLC, a Delaware limited liability company, (xlii) CFI NNN Holdings, LLC, a Delaware limited liability company, (xliii) CFI NNN RS Ventura, LLC, a Delaware limited liability company, (xliv) CFI NNN Raiders, LLC, a Delaware limited liability company, (xlv) CFI Orlando Funding, LLC, a Delaware limited liability company, (xlvi) ColFin Texas Portfolio Funding, LLC, a Delaware limited liability company, (xlvii) CFI RE Holdco, LLC, a Delaware limited liability company, (xlviii) Colony Capital Operating Company, LLC, a Delaware limited liability company (formerly known as CFI RE Masterco, LLC) (the “New Borrower,” and together with each entity described in clauses (i) through (xlvii) above, collectively, the “Loan Parties”), and (xlix) Colony Capital, Inc., a Maryland corporation (formerly known as Colony Financial, Inc.) (the “Existing Borrower”) in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) that are a party to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H :
WHEREAS, the Existing Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of August 6, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Existing Borrower and certain of its Affiliates (other than the Additional Grantors) have entered into the Guarantee and Collateral Agreement, dated as of August 6, 2013 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the Additional Grantors to become a party to the Guarantee and Collateral Agreement;
WHEREAS, on the date hereof, the Up-REIT Transaction has been consummated in accordance with Section 10.1 of the Credit Agreement;
WHEREAS, in connection with the Up-REIT Transaction and pursuant to Section 10.1 of the Credit Agreement, (i) the New Borrower shall expressly assume all of the Obligations of the Existing Borrower under the Credit Agreement and the other Loan Documents to which the Existing Borrower is a party, with the effect that all references in the Loan Documents to the Borrower shall thereafter refer to the New Borrower, (ii) upon the New Borrower becoming the successor Borrower and the completion of the transfers described in clause (e) of the definition of “Operating Partnership” in the Credit Agreement, the Existing Borrower shall be released from all of its obligations as the Borrower under the Credit Agreement and under each of the other Loan Documents to which the Existing Borrower is a party, including, without limitation, the release of Collateral previously granted by the Existing Borrower, and the Obligations shall thereafter be non-recourse to the Existing Borrower (including in its capacity as a general partner or managing member of the New Borrower) and (iii) each Loan Party shall have confirmed that its obligations under the Guarantee and Collateral Agreement shall apply to the New Borrower’s obligations under the Credit Agreement and the other Loan Documents; and
WHEREAS, the parties hereto have agreed to execute and deliver this Agreement in order for (i) each Additional Grantor to become a party to the Guarantee and Collateral Agreement, (ii) the New Borrower to expressly assume all of the Obligations of the Existing Borrower under the Credit Agreement and the other Loan Documents to which the Existing Borrower is a party in compliance with clause (i) of the proviso to the last paragraph of Section 10.1 of the Credit Agreement, (iii) the Existing Borrower to be released from its all of its obligations as the Borrower under the Credit Agreement and under each of the other Loan Documents to which the Existing Borrower is a party in compliance with clause (ii) of the proviso to the last paragraph of Section 10.1 of the Credit Agreement, and (iv) each Loan Party to confirm that its obligations under the Guarantee and Collateral Agreement shall apply to the New Borrower’s obligations under the Credit Agreement and the other Loan Documents in compliance with clause (iv) of the proviso to the last paragraph of Section 10.1 of the Credit Agreement.
NOW, THEREFORE, IT IS AGREED:

Release, Reaffirmation and Assumption Agreement

1.Joinder to Guarantee and Collateral Agreement. By executing and delivering this Agreement, each Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement; provided that Schedule 2 to the Guarantee and Collateral Agreement is hereby restated in its entirety in accordance with paragraph 4 below.
2.Assumption by the New Borrower. The New Borrower hereby (a) assumes and agrees punctually to pay, perform and discharge when due each of the Obligations (including, for the avoidance of doubt, obligations in respect of the Agent Fee Letter, dated as of June 28, 2013, among J.P. Morgan Securities LLC, JPMorgan Chase Bank, N.A. and the Existing Borrower) and each and every debt, covenant and agreement incurred, made or to be paid, performed or discharged by the Existing Borrower under the Loan Documents and (b) agrees to be bound by all the terms, provisions and conditions of the Loan Documents applicable to the Existing Borrower, in the case of each of the foregoing clauses, with the same force and effect as if the New Borrower were the Borrower under the Credit Agreement on the Closing Date, and all references in the Loan Documents to the Borrower shall hereafter refer to the New Borrower. Upon the effectiveness of this Agreement, the New Borrower will be the Borrower for all purposes of the Credit Agreement and the other Loan Documents and any instrument, certificate, or other document delivered in connection with the Loan Documents and it may exercise every right and power of the Borrower under the Credit Agreement and the other Loan Documents with the same force and effect as if it were the Borrower thereunder on the Closing Date.
3.Release of the Existing Borrower. Upon the New Borrower becoming the successor Borrower and the completion of the transfers described in clause (e) of the definition of “Operating Partnership” in the Credit Agreement, the Existing Borrower shall be released, automatically and without further action, from its obligations as the “Borrower” under the Credit Agreement and each of the other Loan Documents.
4.Supplement to Schedule 2 to the Guarantee and Collateral Agreement. Schedule 2 to the Guarantee and Collateral Agreement is hereby restated in its entirety as set forth in Schedule 2 contained in Annex 1-A hereto in order to reflect the transactions contemplated by paragraphs 1, 2 and 3 of this Agreement.
5.Consent and Reaffirmation. Each of the Loan Parties hereto hereby acknowledges and consents to the Up-REIT Transaction and each Loan Party agrees with respect to each Loan Document to which it is a party that:
a.all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Up-REIT Transaction (including, without limitation, the assumption of Obligations of the Existing Borrower by the New Borrower in accordance with paragraph 2 of this Agreement) and its guarantee, if any, of the obligations, liabilities and indebtedness of the other Loan Parties under the Credit Agreement shall extend to and cover all Obligations as of the Effective Date (as defined below) after giving effect

Release, Reaffirmation and Assumption Agreement

to the Up-REIT Transaction (including, without limitation, the assumption of Obligations of the Existing Borrower by the New Borrower in accordance with paragraph 2 of this Agreement); and
b.all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Up-REIT Transaction (including, without limitation, the assumption of Obligations of the Existing Borrower by the New Borrower in accordance with paragraph 2 of this Agreement), as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents, including, without limitation, the Obligations as of the Effective Date after giving effect to the Up-REIT Transaction (including, without limitation, the assumption of Obligations of the Existing Borrower by the New Borrower in accordance with paragraph 2 of this Agreement).

6.	Representations and Warranties. Each Loan Party hereby represents and warrants that:
a.    Each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Agreement) as if made on and as of such date.
b.    Such Loan Party has the power and authority, and the legal right, to make, deliver and perform this Agreement and the Loan Documents to which it is a party and, in the case of the New Borrower, to obtain extensions of credit under the Credit Agreement.
c.    Such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and, in the case of the New Borrower, to authorize the extensions of credit on the terms and conditions of the Credit Agreement as modified by this Agreement.
d.    No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit under the Credit Agreement as modified by this Agreement or with the execution, delivery, performance, validity or enforceability of this Agreement, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.
e.    This Agreement has been duly executed and delivered on behalf of such Loan Party.
f.    This Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
g.    The execution, delivery and performance of this Agreement, the issuance of Letters of Credit, the borrowings under the Credit Agreement as modified by this Agreement and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of

Release, Reaffirmation and Assumption Agreement

any Group Member, except where any such violation could not reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).
7.Conditions to Effectiveness. This Agreement shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Effective Date”):
a.    The New Borrower, the Existing Borrower, each Additional Grantor and the Administrative Agent shall have executed and delivered to the Administrative Agent counterparts of the Agreement.
b.    The Existing Borrower shall have transferred (x) all of the Equity Interests of each of its Subsidiaries and any Unconsolidated Affiliates owned directly by the Existing Borrower and (y) substantially all of its other assets to the New Borrower (other than retained assets that would not result in a default under Section 8(l) of the Credit Agreement).
c.    The New Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel reasonably acceptable to the Administrative Agent.
d.    The New Borrower shall have delivered to the Administrative Agent or complied with, as the case may be, the items referenced in Section 5.1(a)(iv), (e), (g), (i) and (j) of the Credit Agreement, as applicable, with respect to the New Borrower.
e.    The Up-REIT Transaction shall not negatively impact the value of the Collateral and is not adverse to the interests of the Lenders.
8.Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
9.Further Assurances. The New Borrower hereby agrees from time to time, as and when reasonably requested by Administrative Agent or any Lender to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Administrative Agent or such Lender may reasonably deem necessary in order to carry out the intent and purposes of this Agreement and the Loan Documents.
10.Reinstatement. Each of the parties hereto acknowledges and agrees that, if at any time on or after the Effective Date this Agreement shall be deemed ineffective or unenforceable against the New Borrower, then the obligations of Existing Borrower under the Credit Agreement and the other Loan Documents shall be reinstated, and Existing Borrower shall keep, pay and perform, all of the Obligations of the “Borrower” under the Credit Agreement and the other Loan Documents and shall constitute the “Borrower” under the Credit Agreement and the other Loan Documents as though the assignment and assumption by the New Borrower intended hereby had not been made.

Release, Reaffirmation and Assumption Agreement

11.Continuing Effect; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The modifications provided for herein are limited to the specific provisions of the Credit Agreement and the other Loan Documents specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the other Loan Documents or the same provision for any other date or time period. Upon the effectiveness of the modifications set forth herein, on and after the date hereof, (i) each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby and (ii) each reference in a Loan Document to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to such Loan Document, and each reference in the other Loan Documents to such Loan Document, “thereunder,” “thereof” or words of like import referring to such Loan Document, shall mean and be a reference to such Loan Document as modified hereby.
12.No Novation. Each Loan Party agrees and acknowledges that the Administrative Agent and each Lender are relying on the foregoing agreements, representations and warranties in entering into and performing their obligations under the Credit Agreement and the other Loan Documents and that the foregoing shall not constitute a novation of any of the Obligations.
13.Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
14.Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
15.Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
16.Loan Document. The parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.
[Signature pages follow]

Release, Reaffirmation and Assumption Agreement

IN WITNESS WHEREOF, the undersigned has caused this Release, Reaffirmation and Assumption Agreement to be duly executed and delivered as of the date first above written.

COLONY CAPITAL, INC., a Maryland corporation

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

COLONY CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company

By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CFI RE HOLDCO, LLC, a Delaware limited liability company

By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

COLFIN WAC FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

[Signature page to Release, Reaffirmation and Assumption Agreement]

CFI SHADOW INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CFI HEARTHSTONE INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

COLFIN JIH FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

[Signature page to Release, Reaffirmation and Assumption Agreement]

CFI FCDC HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CFI MILESTONE NORTH HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CFI 2011 CRE HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

[Signature page to Release, Reaffirmation and Assumption Agreement]

CFI 2011-2 CRE HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CFI 2012 CRE ADC HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CC RE HOLDCO CORPORATION, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

CFI INLAND INVESTOR, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom

[Signature page to Release, Reaffirmation and Assumption Agreement]

Title: Executive Director

CFI DB HOLDING, LLC, a Delaware limited liability

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CFI CSFR INVESTOR, LLC, a Delaware limited liability company

By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CFI BULLS TRS INVESTOR, LLC, a Delaware limited liability company

By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CFI BOW TRS INVESTOR, LLC, a Delaware limited liability company

By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

[Signature page to Release, Reaffirmation and Assumption Agreement]

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CFI BMO II TRS INVESTOR, LLC, a Delaware limited liability company

By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

COLFIN MULTIFAMILY FUNDING, LLC, a Delaware limited liability company

By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CC HOLDCO CORPORATION, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLONY FINANCIAL HOLDINGS, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

[Signature page to Release, Reaffirmation and Assumption Agreement]

CFI JIH TRS, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLFIN 2011 ADC HOLDING, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLONY MORTGAGE CAPITAL, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

CFI 2013 CRE ADC HOLDCO, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

CFI HAWAII INVESTOR, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

[Signature page to Release, Reaffirmation and Assumption Agreement]

CFI FRENCHGATE HOLDING, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLFIN LAKE RANCH FUNDING, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLFIN LAKE RANCH INVESTOR, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

CFI PENN FUNDING, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLFIN 560 SEVENTH FUNDING, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

[Signature page to Release, Reaffirmation and Assumption Agreement]

COLFIN FALCON FUNDING 2, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

CFI NNN HOLDINGS, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

CFI NNN RS VENTURA, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

CFI NNN RAIDERS, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

CFI NNN LITTLETON, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

[Signature page to Release, Reaffirmation and Assumption Agreement]

CFI ORLANDO FUNDING, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLFIN TEXAS PORTFOLIO FUNDING, LLC, a Delaware limited liability company

By: CFI RE Holdco, LLC, its managing member
By: Colony Capital Operating Company, LLC, its managing member
By: Colony Capital, Inc., its managing member

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Executive Director

COLFIN BAM FUNDING 2, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLFIN MISSION FUNDING, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

CFI NNN INTERNATIONAL HOLDINGS, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom

[Signature page to Release, Reaffirmation and Assumption Agreement]

Title: Vice President

CFI SAFE HOLDINGS A, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

CFI SAFE HOLDINGS B, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

CFI SAFE HOLDINGS C, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLFIN INDUSTRIAL HOLDINGS, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLFIN COBALT GP, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

[Signature page to Release, Reaffirmation and Assumption Agreement]

COLFIN COBALT GENERAL PARTNER, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

COLONY MORTGAGE SUB B, LLC, a Delaware limited liability company

By:__ /s/ Mark M. Hedstrom_______
Name: Mark M. Hedstrom
Title: Vice President

[Signature page to Release, Reaffirmation and Assumption Agreement]

ACKNOWLEDGED AND AGREED:
JPMORGAN CHASE BANK, N.A.

/s/ Lauren Gubkin
Name: Lauren Gubkin
Title: Vice President

[Signature page to Release, Reaffirmation and Assumption Agreement]

Annex 1-A to
Reaffirmation and Assumption Agreement
Supplement to Schedule 1
NOTICE ADDRESSES OF GUARANTOR

Guarantor	Notice Address
CFI NNN Littleton, LLC
ColFin Cobalt GP, LLC
ColFin Cobalt General Partner, LLC
CFI NNN International Holdings, LLC
CFI Safe Holdings A, LLC
CFI Safe Holdings B, LLC
CFI Safe Holdings C, LLC
ColFin Industrial Holdings, LLC
ColFin Falcon Funding 2, LLC
ColFin BAM Funding 2, LLC
Colony Mortgage Sub B, LLC

2450 Broadway, 6th Floor
Santa Monica, CA 90404
Attention: Director – Legal Department
Telecopy: 310-282-8820
Telephone: 310-282-8820
with a copy to:

712 Fifth Avenue
35th Floor
New York, NY 10019
Attention: Mr. Ron Sanders
Telecopy: 212-593-5433
Telephone: 212-230-3300

Schedule 2
Subsidiaries and Pledged Affiliates

“Subsidiaries” of Borrower (directly and indirectly), including jurisdiction of incorporation:

1.	CFI RE Holdco, LLC (Delaware LLC)

a.	CFI DB Holding, LLC (Delaware LLC)

b.	CFI 2011 CRE Holdco, LLC (Delaware LLC)

c.	CFI 2011-2 CRE Holdco, LLC (Delaware LLC)

d.	CFI 2012 CRE ADC Holdco, LLC (Delaware LLC)

e.	CFI 2013 CRE ADC Holdco, LLC (Delaware LLC)

f.	Colony Mortgage Capital, LLC (Delaware Series LLC)

i.	Colony Mortgage Sub A, LLC (Delaware LLC)

1.	Colony Mortgage Sub A REIT, Inc. (Delaware Corporation)

ii.	Colony Mortgage Sub B, LLC (Delaware LLC)

g.	CFI Frenchgate Holding, LLC (Delaware LLC)

h.	ColFin JIH Funding, LLC (Delaware LLC)

i.	CFI Inland Investor, LLC (Delaware LLC)

j.	ColFin WAC Funding, LLC (Delaware LLC)

k.	CFI Panning Cortland, LLC (Delaware LLC)

l.	ColFin Lake Ranch Funding, LLC (Delaware LLC)

m.	ColFin Lake Ranch Investor, LLC (Delaware LLC)

n.	CFI Penn Funding, LLC (Delaware LLC)

i.	ColFin CorAm Penn Retail Funding, LLC (Delaware LLC)

o.	ColFin 560 Seventh Funding, LLC (Delaware LLC)

p.	ColFin Texas Portfolio Funding, LLC (Delaware LLC)

q.	CFI Orlando Funding, LLC (Delaware LLC)

r.	ColFin Mission Funding, LLC (Delaware LLC)

s.	CFI NNN Holdings, LLC (Delaware LLC)

ii.	CFI NNN RS Ventura, LLC (Delaware LLC)

iii.	CFI NNN Raiders, LLC (Delaware LLC)

iv.	CFI NNN Littleton, LLC (Delaware LLC)

t.	ColFin Cobalt GP, LLC (Delaware LLC)

v.	ColFin Cobalt General Partner, LLC (Delaware LLC)

u.	CFI NNN International Holdings, LLC (Delaware LLC)

v.	CFI Safe Holdings A, LLC (Delaware LLC)

w.	CFI Safe Holdings B, LLC (Delaware LLC)

x.	CFI Safe Holdings C, LLC (Delaware LLC)

y.	CFI Hearthstone Investor, LLC (Delaware LLC)

z.	CFI Shadow Investor, LLC (Delaware LLC)

aa.	CC RE Holdco Corporation, LLC (Delaware LLC)

ab.	CFI FCDC Holdco, LLC (Delaware LLC)

ac.	ColFin Multifamily Holdco 2014-1, LLC (Delaware LLC)

ad.	ColFin Multfamily Mortgage 2014-1, LLC (Delaware LLC)

ae.	ColFin Alpha Funding, LLC (Delaware LLC)

af.	CFI Hawaii Investor, LLC (Delaware LLC)

ag.	CFI Milestone North Holdco, LLC (Delaware LLC)

ah.	ColFin Hawaii Mezz Funding, LLC (Delaware LLC)

2.	CC Holdco Corporation, LLC (Delaware LLC)

3.	Colony Financial Holdings, LLC (f/k/a Colony Financial QRS, LLC) (Delaware LLC)

a.	ColFin Falcon Funding 2, LLC (Delaware LLC)

b.	ColFin BAM Funding 2, LLC (Delaware LLC)

4.	ColFin Industrial Holdings, LLC (Delaware LLC)

5.	CFI CSFR Investor, LLC (Delaware LLC)

6.	ColFin Multifamily Funding, LLC (Delaware LLC)

7.	CFI JIH TRS, LLC (Delaware LLC)

8.	ColFin 2011 ADC Holding, LLC (Delaware LLC)

9.	Colony Financial AMC, LLC (Delaware LLC)

a.	Colony AMC Milestone North, LLC (Delaware LLC)

b.	Colony AMC Milestone West, LLC (Delaware LLC)

10.	CFI Bulls TRS Investor, LLC (Delaware LLC)

11.	CFI Bow TRS Investor, LLC (Delaware LLC)

12.	CFI BMO II TRS Investor, LLC (Delaware LLC)

Borrower and each Guarantor - Direct Capital Stock Ownership (with percentage interests):
(entities with an * are “Pledged Affiliates” and not “Subsidiaries”)
(entities with a + include direct third-party interests)
(All entities listed below are Delaware entities, unless otherwise indicated).

1.	Borrower (in Bold):

a.	Colony Capital Operating Company, LLC (100%)

i.	CFI RE Holdco, LLC (100%)

ii.	CC Holdco Corporation, LLC (100%)

iii.	ColFin Armonia S.à.r.l. (100%)* (Luxembourg)

iv.	ColFin Industrial Holdings, LLC (100%)

v.	ColFin ALS Funding, LLC (21.67%)*

vi.	Colony Financial Holdings, LLC (100%)

vii.	ColFin Industrial Holdings, LLC (100%)

viii.	Colony Financial AMC, LLC (100%)*

ix.	CFI JIH TRS, LLC (100%)

x.	ColFin 2011 ADC Holding, LLC (100%)

xi.	Colony Funds Sants S.à.r.l (5.118%)* (Luxembourg)

xii.	CFI CSFR Investor, LLC (100%)

xiii.	ColFin Multifamily Funding, LLC (100%)

xiv.	ColFin SXC Funding, LLC (50%)*

xv.	ColFin MF5 Funding, LLC (11.006%)*

xvi.	ColFin CPI Funding, LLC (50%)*

xvii.	CFI Bulls TRS Investor, LLC (100%)

xviii.	CFI Bow TRS Investor, LLC (100%)

xix.	CFI BMO II TRS Investor, LLC (100%)

2.	Guarantors (in Bold):

a.	Colony Capital Operating Company, LLC

i.	CC Holdco Corporation, LLC (100%)

1.	ColFin AD Land Venture, LLC (50%)*

2.	ColFin RHCC Holding, LLC (50%)*

3.	ColFin ALS Funding, LLC (11.67%)*

4.	ColFin ARP Linda Isle Investor, LLC (50%)

ii.	Colony Financial Holdings, LLC (100%)

1.	ColFin Falcon Funding 2, LLC (100%)

2.	ColFin BAM Funding 2, LLC (100%)

3.	ColFord (Lux) S.à.r.l. (10.60%)* (Luxembourg)

4.	ColLux CA S.à.r.l. (33.33% Class A shares; 33.33% Class B shares, 10.60% Class C shares)* (Luxembourg)

iii.	ColFin Industrial Holdings, LLC (100%)

iv.	CFI JIH TRS, LLC (100%)

1.	ColFin JIH Opco, LLC (33.33%)*

v.	ColFin 2011 ADC Holding, LLC (100%)

1.	ColFin 2011 ADC Funding, LLC (15.20%)*

vi.	ColFin Multifamily Funding, LLC (100%)

1.	Walker & Dunlop Multifamily Bridge Limited Partnership (47.5%)

vii.	CFI CSFR Investor, LLC (100%)

1.	CAH Operating Partnership, L.P. (24.52%)*

viii.	CFI Bulls TRS Investor, LLC (100%)

1.	ColFin Bulls Funding B, LLC (32.49%)*

ix.	CFI Bow TRS Investor, LLC (100%)

1.	ColFin Bow Funding B, LLC (50%)*

x.	CFI BMO II TRS Investor, LLC (100%)

1.	ColFin BAMO II Funding B, LLC (50%)*

xi.	CFI RE Holdco, LLC (100%)

1.	ColFin Cortland Zero, LLC (50%)*

2.	CFI DB Holding, LLC (100%)

a.	ColFin DB Guarantor, LLC (33.33%)*

3.	ColFin Metro Funding, LLC (50%)*

4.	ColFin PHX Tower Funding, LLC (50%)*

5.	ColFin ARP Funding, LLC (50%)*

6.	ColFin Milestone West Funding, LLC (17.3%)*

7.	CFI Milestone North Holdco, LLC (100%)

a.	ColFin Milestone North Funding, LLC (15.3%)*+

8.	ColFin Axle Funding, LLC (4.496%)*

9.	CFI 2011 CRE Holdco, LLC (100%)

a.	ColFin 2011 CRE Holdco, LLC (44.375%)*

10.	CFI 2011-2 CRE Holdco, LLC (100%)

a.	ColFin 2011-2 CRE Holdco, LLC (24.719%)*

11.	CFI 2012 CRE ADC Holdco, LLC (100%)

a.	ColFin 2012 CRE ADC Holdco, LLC (50%)*

12.	CFI 2013 CRE ADC Holdco, LLC (100%)

a.	ColFin 2013 CRE ADC Holdco, LLC (50%)*

13.	ColFin Hunt Holdco A, LLC (37.86%)*

14.	Colony Mortgage Capital, LLC (100% Series A)

a.	Colony Mortgage Sub A, LLC (95%)+

b.	Colony Mortgage Sub B, LLC (100%)

15.	ColFin Bulls Funding A, LLC (32.49%)*

16.	ColFin Bow Funding A, LLC (50%)*

17.	ColFin BAMO II Funding A, LLC (50%)*

18.	ColFin Frenchgate Funding, LLC (96%)*

19.	CFI Frenchgate Holding, LLC (100%)

a.	ColFin Frenchgate Holding, LLC (96%)*

20.	ColFin London Funding, LLC (50%)*

21.	ColFin Midwest Funding, LLC (50%)*

22.	ColFin Hearthstone Funding, LLC (50%)*

23.	ColFin NW Funding, LLC (37.879%)*

24.	ColFin J-11 Funding, LLC (33.33%)*

25.	Matrix CDCF-CFI Advisors VI, LLC (33.33%)*

26.	ColFin 666 Funding, LLC (33.33%)*

27.	ColFin JIH Funding, LLC (100%)

a.	ColFin JIH Holdco, LLC (33.33%)*

b.	ColFin JIH Mezzco A, LLC (33.33%)*

28.	ColFin Cabo Palm Funding, LLC (50%)*

29.	ColFin Inland Funding, LLC (50%)*

30.	CFI Inland Investor, LLC (100%)

a.	ColFin Inland Investor, LLC (50%)*

31.	ColFin Palm Funding, LLC (50%)*

32.	ColFin Court Square Funding, LLC (50%)*

33.	ColFin STC Funding, LLC (50%)*

34.	ColFin Mizner Funding, LLC (50%)*

35.	ColFin WAC Funding, LLC (100%)

36.	CFI Panning Cortland, LLC (83.33%)+

37.	ColFin Marin Funding, LLC (50%)*

38.	ColFin Cal Funding, LLC (50%)*

39.	ColFin Cal Funding II, LLC (50%)*

40.	ColFin THL Mezz Holdco, LLC (52.88%)*

41.	ColFin Shadow Funding, LLC (50%)*

42.	ColFin Grand Cul Funding, LLC (33.3)*

43.	ColFin Mack Funding, LLC (73.07%)*

44.	ColFin Lake Ranch Funding, LLC (100%)

45.	ColFin Lake Ranch Investor, LLC (100%)

46.	ColFin Grand Triangle Holding, LLC (78.6%)*

47.	CFI Penn Funding, LLC (100%)

a.	ColFin CorAm Penn Retail Funding, LLC (99%)*+

48.	ColFin 560 Seventh Funding, LLC (100%)

49.	ColFin RHCC Funding, LLC (50%)*

50.	ColFin Snow Funding, LLC (50%)*

51.	ColFin Highland UK 13 Funding, LLC (50%)*

52.	ColFin DOD Funding, LLC (50%)*

53.	ColFin IOD Holding, LLC (50%)*

54.	ColFin Texas Portfolio Funding, LLC (100%)

55.	CFI Safe Holdings A, LLC (100%)

a.	ColFin Safe Holdings, LLC (50%)*+

56.	CFI Safe Holdings B, LLC (100%)

57.	CFI Safe Holdings C, LLC (100%)

58.	ColFin Athina Funding, LLC (50%)*

59.	CFI Orlando Funding, LLC (100%)

a.	ColFin Orlando Funding, LLC (50%)*

60.	ColFin Silverbird Funding A, LLC (50%)*

61.	ColFin Silverbird Funding B, LLC (50%)*

62.	ColFin Silverbird Funding C, LLC (50%)*

63.	ColFin Santana Mezz Funding, LLC (50%)*

64.	ColFin Mission Funding, LLC (100%)

65.	ColFin ADLV Funding, LLC (50%)*

66.	ColFin Fair Austin Funding, LLC (50%)*

67.	ColFin Fair Austin Investor, LLC (50%)*

68.	ColFin Gaslamp Funding, LLC (50%)*

69.	ColFin Cobalt GP, LLC (100%)

a.	ColFin Cobalt General Partner, LLC (100%)

i.	ColFin Cobalt Partnership, L.P. (~57%)*+

b.	ColFin Cobalt REIT, Inc. (12.632%)* (Maryland REIT)

c.	CIR III-1 REIT (12.632%)* (Texas REIT)

70.	ColFin 101 Erie Funding, LLC (50%)*

71.	CDCF III Ver Logistic, LLC (50%)*

72.	CFI NNN Holdings, LLC (100%)

a.	CFI NNN RS Ventura, LLC (100%)

b.	CFI NNN Raiders, LLC (100%)

c.	CFI NNN Littleton, LLC (100%)

73.	CFI NNN International Holdings, LLC (100%)

a.	CFI Roches Gilon S.à.r.l. (100%)* (Luxembourg)

74.	ColFin Midwest NNN Holdco, LLC (99%)*+

a.	ColFin Midwest NNN Investor, LLC (100%)

75.	ColFin Hawaii Mezz Funding, LLC (83.33%)

76.	ColFin Alpha Funding, LLC (82.636%)

77.	ColFin Multifamily Holdco 2014-1, LLC (100%)

78.	ColFin Multifamily Mortgage 2014-1, LLC (100%)

79.	CFI Hearthstone Investor, LLC (100%)

a.	ColFin Hearthstone Investor, LLC (50%)*

80.	CFI Shadow Investor, LLC (100%)

a.	ColFin Shadow Investor, LLC (50%)*

81.	CC RE Holdco Corporation, LLC (100%)

a.	ColFin Hunt Holdco B, LLC (37.86%)*

b.	ColFin 101 Erie Investor, LLC (50%)*

82.	CFI Hawaii Investor, LLC (100%)

a.	ColFin Hawaii Investor, LLC (93.10%)*

83.	CFI FCDC Holdco, LLC (100%)

a.	ColFin FCDC Funding, LLC (50%)*

Supplement to Schedule 4
LOCATION OF JURISDICTION OF ORGANIZATION
AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Location of Chief Executive Office
CFI NNN Littleton, LLC	Delaware	2450 Broadway, 6th Floor Santa Monica, CA 90404
ColFin Cobalt GP, LLC	Delaware
ColFin Cobalt General Partner, LLC	Delaware
CFI NNN International Holdings, LLC	Delaware
CFI Safe Holdings A, LLC	Delaware
CFI Safe Holdings B, LLC	Delaware
CFI Safe Holdings C, LLC	Delaware
ColFin Industrial Holdings, LLC	Delaware
ColFin Falcon Funding 2, LLC	Delaware
ColFin BAM Funding 2, LLC	Delaware
Colony Mortgage Sub B, LLC	Delaware

Supplement to Schedule 5
DISTRIBUTION ACCOUNTS
[On file with Administrative Agent]